UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 12, 2025

Newmark Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38329	81-4467492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Park Avenue, New York, NY 10017

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 372-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	NMRK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On February 7, 2025, Newmark Group, Inc. (the “Company”), the Board of Directors of the Company (the “Board”) and certain executive officers of the Company (collectively, the “Defendants”) entered into a Stipulation and Agreement of Compromise, Settlement, and Release (the “Settlement Agreement”) with a putative class of stockholders of the Company (the “Plaintiffs”) to resolve the previously disclosed stockholder derivative litigation pending in the Court of Chancery (the “Court”) of the State of Delaware (Consolidated C.A. No. 2022-0687) in connection with the 2021 award of a cash bonus to the Company’s Executive Chairman and the redemption and exchange of partnership units of Newmark Holdings, L.P. held by the Company’s Executive Chairman and certain other officers of the Company.  The Settlement Agreement is subject to approval by the Court.

Under the terms of the Settlement Agreement, the settlement will be funded exclusively by insurance proceeds, which will be paid to Plaintiffs’ counsel and the Company. Pursuant to the terms of the Settlement Agreement, the Plaintiffs will release the Board and executive officers from any civil claims related to the matter.  The Settlement Agreement contains no admission of liability by the Board or other Defendants.

The Company and other Defendants entered into the Settlement Agreement to avoid the delay, uncertainty and expense of protracted litigation.

Pursuant to the Settlement Agreement, the Company is publishing the Notice of Pendency and Proposed Settlement of Derivative Action, attached hereto as Exhibit 99.1, and which will also appear on the Company’s investor relations website at ir.nmrk.com.

The information in this Item 7.01 and Exhibit 99.1 attached to this Current Report on Form 8-K are being furnished under Item 7.01 of Form 8-K. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

DISCUSSION OF FORWARD-LOOKING STATEMENTS ABOUT NEWMARK

Statements in this Current Report on Form 8-K and the Notice furnished as Exhibit 99.1 of Current Report that are not historical facts are “forward-looking statements” that involve risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements. These include statements about the anticipated effects of the Settlement Agreement on the Company’s business and financial results, which may constitute forward-looking statements and are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected. Except as required by law, Newmark undertakes no obligation to update any forward-looking statements. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see Newmark’s Securities and Exchange Commission filings, including, but not limited to, the risk factors and Special Note on Forward-Looking Information set forth in these filings and any updates to such risk factors and Special Note on Forward-Looking Information contained in subsequent reports on Form 10-K, Form 10-Q or Form 8-K.

ITEM 9.01. Financial Statements and Exhibits

(d)	Exhibits

The exhibit index set forth below is incorporated by reference in response to this Item 9.01.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Notice of Pendency and Proposed Settlement of Derivative Action
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Newmark Group, Inc.

Date: February 12, 2025	By:	/s/ Howard W. Lutnick
	Name:	Howard W. Lutnick
	Title:	Executive Chairman

[Signature Page to Form 8-K regarding Newmark Settlement Agreement and Notice dated February 12, 2025]

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